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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2005

Gaming Partners International Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 South Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (702) 384-2425

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

On March 29, 2005, Gaming Partners International Corporation issued a press release announcing financial results for the fourth quarter and year ended December 31, 2004.  A copy of this press release is furnished herewith as Exhibit 99.01.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit 99.01          Press release dated March 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMING PARTNERS INTERNATIONAL CORPORATION
(Registrant)

Date: March 29, 2005
	By:	/s/ MELODY SULLIVAN YOWELL
Melody Sullivan Yowell
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press release dated March 29, 2005